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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 18, 2005

                               Quotesmith.com, Inc
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             (Exact name of registrant as specified in its charter)

          Delaware                      0-26781                36-3299423
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
       of incorporation)                                   Identification No.)

           8205 South Cass Ave., Darien, IL                       60561
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      (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code 630-515-0170


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

        On July 18, 2005, Quotesmith.com, Inc. announced that it would report its earnings for the quarter ended June 30, 2005, on July 27, 2005, and that it expects to report a net profit for the quarter. The press release making that announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is being furnished under Item 7.01 (Regulation FD Disclosure) of Form 8-K.

SECTION 9.01  FINANCIAL EXHIBITS AND EXHIBITS

ITEM 9.01(C)  EXHIBITS

Exhibit
Number        Description
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99.1          Press Release dated July 18, 2005, announcing that Quotesmith.com,
              Inc. will report its earnings for the quarter ended June 30, 2005, on July 27, 2005, and that it expects to report a net profit for the quarter.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 18, 2005                             By: /s/ PHILLIP A. PERILLO
                                                     ---------------------------
                                                     Phillip A. Perillo
                                                     Senior Vice President and
                                                     Chief Financial Officer